UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2009
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-15401 (Commission File Number)	43-1863181 (IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 14, 2009, Energizer Holdings, Inc. (the “Company”) executed and delivered an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the underwriters (the “Underwriters”) named therein relating to the issuance and sale of 9,500,000 shares of its common stock in a public offering at a price to the public of $49.00 per share and the grant to the Underwriters of an option to acquire up to an additional 1,425,000 shares. The Company expects that the net proceeds of this offering, after underwriting discounts, commissions and estimated expenses, will be approximately $443,466,250, without regard to any possible exercise of the over-allotment option.
This offering is being made pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-159110) and a related prospectus supplement, each filed with the Securities and Exchange Commission.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
The opinion of the Company’s counsel as to the legality of the common stock is filed as Exhibit 5.1 to this Form 8-K.
Item 5.03. Amendments to Articles of Incorporation or Bylaws.
On May 14, 2009, the Company amended Article IV, Section 1(a) of the Company’s Amended Bylaws to permit the Chief Executive Officer to sign the certificates representing shares of stock of the Company, as reflected in Exhibit 3.1 to this Form 8-K. The amendment to the Amended Bylaws is indicated by the underlined text in Article IV, Section 1(a) of Exhibit 3.1 hereto and incorporated by reference herein.
Item 8.01. Other Events.
On May 14, 2009 Energizer Holdings, Inc. issued a press release announcing the pricing of the offering. A copy of that press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES:
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.
By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

     Dated: May 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 14, 2009.

3.1	Text of Bylaw Amendment.

5.1	Opinion of the Company’s counsel, Gayle G. Stratmann, Esq.

99.1	Press Release, issued May 14, 2009, announcing pricing of the common stock offering.